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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 1997 in the Registration Statement (Form S-1) and related Prospectus of Future Media Productions, Inc. for the registration of shares of its common stock.

                                          /s/ Brown, Leifer, Slatkin + Berns LLP

Studio City, California
September 8, 1998